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                        AMERICAN INDEPENDENCE FUNDS TRUST

                                  NESTEGG FUNDS

                       SUPPLEMENT DATED SEPTEMBER 25, 2002
                        TO PROSPECTUS DATED JUNE 30, 2002


         The Board of Trustees of American Independence Funds Trust approved on behalf of each NestEgg Fund, the conversion from a master-feeder fund structure to a "fund of funds" structure (the "Conversion") involving the Funds' investment adviser, INTRUST Financial Services, Inc., and a new sub-advisory agreement with La Jolla Economics (the "New Sub-Advisory Agreement").

         Shareholders of the NestEgg Funds will be asked to approve the Conversion and New Sub-Advisory Agreement at the Shareholders Meeting scheduled to be held on October 28, 2002. Shareholders as of the record date, September 27, 2002 will be entitled to vote at the meeting. Proxy materials covering the proposals to approve the Conversion and the New Sub-Advisory Agreement will be mailed on or about October 8, 2002.